SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                October 26, 1999
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                             CELERITY SYSTEMS, INC.
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               (Exact Name of Registrant as Specified in Charter)

     Delaware                       0-23279                      52-2050585
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 (State or Other               (Commission File                (IRS Employer
 Jurisdiction of                    Number)                  Identification No.)
 Incorporation)

                            122 Perimeter Park Drive
                           Knoxville, Tennessee 37922
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                    (Address of Principal Executive Offices)

                    Registrant's Telephone Number, including
                            area code: (865) 539-5300

                           1400 Centerpoint Boulevard
                           Knoxville, Tennessee 37932
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                 (Former Address, if changed since last report)

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This Form 8-K contains forward-looking statements. Such statements involve various risks that may cause actual results to differ materially from those expressed in such forward looking statements. These risks and uncertainties include, but are not limited to: Celerity System Inc.'s ("Celerity") history of losses and need for financing, market demand for Celerity's products, successful implementation of Celerity's products, competitive factors, the ability to manage Celerity's growth and the ability to recruit additional personnel and other risks detailed from time to time in Celerity's filings with the Securities and Exchange Commission ("Commission"), including but not limited to, those described under the caption "Description of Business - Risk Factors" in Celerity's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1998, Celerity's Registration Statement on Form S-3 (Registration No. 333-81099) and Celerity's current reports on Form 8-K filed with the Commission.

Item 5: Other Events

      The following disclosure is qualified in its entirety by the terms of the debentures attached hereto as Exhibits 99.1, 99.2, 99.3 and 99.7.

      Celerity has received gross proceeds of $324,980 from a private placement, the final closing of which occurred on January 6, 2000. Each investor in the private placement received subordinated convertible debentures with a principal amount equal to the amount of the investment and with a term of three years. Certain of the debentures bear interest at four percent per annum and other debentures bear interest at eight percent per annum. The debentures are convertible into Celerity's common stock 90 days following closing at a price, at the option of the holder, equal to either (i) 65% of the average closing bid price of the common stock for the five trading days immediately preceding conversion, or (ii) $.75 or $.50 per share. Celerity may redeem the debentures at a redemption price of 135% of the principal amount, plus accrued interest. All outstanding principal of, and interest upon, the debentures are subject to mandatory conversion three years after issuance.

      Celerity has agreed to use its best efforts to file a registration statement with respect to the resale of the common stock underlying the debentures within 30 days following closing, and its best efforts to assure it is declared effective within 90 days of closing. Under certain circumstances, investors may be entitled to liquidated damages.

      Pursuant to registration rights agreements, Celerity is required to maintain the effectiveness of the registration statement with respect to the shares of common stock underlying the debentures until such shares are freely tradeable under Rule 144 of the Securities Act of 1933. Celerity has agreed to bear all expenses relating to the registration of such shares, including all registration, filing and qualification fees, printer and accounting fees, and fees and disbursements of counsel for Celerity, except for any underwriting discounts and commissions. The registration rights agreements also provide that Celerity will indemnify and hold harmless the investor, any directors or officers of such investor, any person who controls such investor, any underwriter of any of the shares underlying the debentures or any person who controls such underwriter against any losses, claims, damages, liabilities, expenses or actions or proceedings that arise out of or are based upon certain statements, omissions or violations of the registration statement, unless any of the foregoing arise out of information furnished in writing to Celerity by such persons. To the extent any

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indemnification is prohibited or limited by law, the indemnifying party has agreed to make the maximum contribution with respect to any amounts for which it would otherwise be liable, subject to certain exceptions.

      The placement agent, May Davis Group, Inc. ("May Davis"), received a fee of $32,498 plus 250,000 shares of common stock. May Davis has acted as placement agent for Celerity in previous transactions. The net proceeds of the offering are to be used for working capital.

      Celerity has also received gross proceeds of $619,980 from a private placement, the final closing of which occurred on March 8, 2000. Each investor in the private placement received subordinated convertible debentures with a principal amount equal to the amount of the investment and with a term of three years. The debentures bear interest at eight percent per annum. The debentures are convertible into Celerity's common stock 90 days following closing at a price, at the option of the holder, equal to either (i) 75% of the average closing bid price of the common stock for the five trading days immediately preceding conversion, or (ii) $1.50 per share. Celerity may redeem the debentures at a redemption price of 125% of the principal amount, plus accrued interest. All outstanding principal of, and interest upon, the debentures are subject to mandatory conversion three years after issuance.

      Celerity has agreed to use its best efforts to file a registration statement with respect to the resale of the common stock underlying the debentures within 30 days following closing, and its best efforts to assure it is declared effective within 90 days of closing. Under certain circumstances, investors may be entitled to liquidated damages.

      Pursuant to registration rights agreements, Celerity is required to maintain the effectiveness of the registration statement with respect to the shares of common stock underlying the debentures until such shares are freely tradeable under Rule 144 of the Securities Act of 1933. Celerity has agreed to bear all expenses relating to the registration of such shares, including all registration, filing and qualification fees, printer and accounting fees, and fees and disbursements of counsel for Celerity, except for any underwriting discounts and commissions. The registration rights agreements also provide that Celerity will indemnify and hold harmless the investor, any directors or officers of such investor, any person who controls such investor, any underwriter of any of the shares underlying the debentures or any person who controls such underwriter against any losses, claims, damages, liabilities, expenses or actions or proceedings that arise out of or are based upon certain statements, omissions or violations of the registration statement, unless any of the foregoing arise out of information furnished in writing to Celerity by such persons. To the extent any indemnification is prohibited or limited by law, the indemnifying party has agreed to make the maximum contribution with respect to any amounts for which it would otherwise be liable, subject to certain exceptions.

      Celerity entered into a Placement Agency Agreement with May Davis Group, Inc. dated as of February 17, 2000. Pursuant to the agreement, the placement agent received a fee of $61,998. In addition, Celerity has agreed that for a period of two years from closing, Celerity will not solicit or enter into any financing transaction with certain clients of May Davis who invested or had been


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offered an opportunity to invest in the offering The net proceeds of the offering are to be used for working capital.

Item 7: Financial Statements, Pro Forma Financial information and Exhibits.

            (c)   Exhibits

                  99.1 Form of 4% Convertible Debenture due 2002, between Celerity and each of John Bridges, John Faure, Loni Spurkeland, Robert Dettle, Michael Genta, Lennart Dallgren.(1)

                  99.2 Form of 8% Convertible Debenture due 2002, between Celerity and each of Richard T. Garrett, W. David McCoy, Dominick Chirarisi, Gilda R. Chirarisi, Joseph C. Cardella, Carl Hoehner.(1)

                  99.3 Form of 8% Convertible Debenture due 2003, between Celerity and John Bolliger.(1)

                  99.4 Form of Registration Rights Agreement, between Celerity and each of John Bridges, John Faure, Loni Spurkeland, Robert Dettle, Michael Genta, Lennart Dallgren.(1)

                  99.5 Form of Registration Rights Agreement, between Celerity and each of Richard T. Garrett, W. David McCoy, Dominick Chirarisi, Gilda R. Chirarisi, Joseph C. Cardella, Carl Hoehner.(1)

                  99.6 Form of Registration Rights Agreement, between Celerity and John Bolliger.(1)

                  99.7 Form of 8% Convertible Debenture due 2003, between Celerity and each of Sui Wa Chau, Qinu Guan, Peter Chenan Chen, K & M Industry Inc., Michael Dahlquist, Denise and Vernon Koto and Rance Merkel.(2)

                  99.8 Form of Registration Rights Agreement, between Celerity and each of Sui Wa Chau, Qinu Guan, Peter Chenan Chen, K & M Industry Inc., Michael Dahlquist, Denise and Vernon Koto and Rance Merkel.(2)

                  99.9 Form of Escrow Agreement, between Celerity and May Davis Group.(2)

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(1) Incorporated by reference to Celerity's Registration Statement on Form S-3
(Registration No. 333-30418).

(2) Filed herewith.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 23, 2000

                                    CELERITY SYSTEMS, INC.


                                    By: /s/ Kenneth D. Van Meter
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                                        Kenneth D. Van Meter
                                        President and Chief Executive Officer